Capital management	12 Months Ended
Mar. 31, 2019
Text block [abstract]
Capital management

32. Capital management

The Group’s objectives when managing capital is to safeguard continuity, maintain a strong credit rating and healthy capital ratios in order to support its business and provide adequate return to shareholders through continuing growth. The Group’s overall strategy remains unchanged from previous year.

The Group sets the amount of capital required on the basis of annual business and long-term operating plans which include capital and other strategic investments. The funding requirements are met through a mixture of equity, internal fund generation and other borrowings. The Group’s policy is to use current and non-current borrowings to meet anticipated funding requirements.

The Group monitors capital on the basis of the net gearing ratio which is Net debt / Total Capital (equity + net debt). The Group is not subject to any externally imposed capital requirements.

Net debt are non-current and current debt as reduced by cash and cash equivalents, other bank balances, current investments and structured investment net of deferred consideration. Equity comprises all components including other comprehensive income.

The following table summarizes the capital of the Group:

As at March 31,	2018	2019	2019
	(₹ in million)	(₹ in million)	(US dollars in million)
Equity	754,177	731,946	10,585

Cash and cash equivalents (Note 20 and 21)	44,675	73,331	1,060
Short term investments (Note 19)	315,996	292,112	4,224
Structured Investment net of liability	—	27,018	391

Total cash (a)	360,671	392,461	5,675
Current borrowings (Note 22)	313,700	315,053	4,555
Non-current borrowings (Note 22)	267,888	347,209	5,020

Total debt (b)	581,588	662,262	9,575
Net debt (c=(b-a))	220,917	269,801	3,900

Total capital (equity+net debt)	975,094	1,001,747	14,485

Gearing ratio	0.2	0.3	0.3